UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Exchange Act of 1934 (Amendment No.     )

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Nasdaq, Inc.

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 10, 2017.
NASDAQ, INC.
Nasdaq
NASDAQ, INC.
ONE LIBERTY PLAZA
49TH FLOOR
NEW YORK, NY 10006
ATTN: EDWARD DITMIRE
Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 13, 2017
Date: May 10, 2017 Time: 8:30 AM EDT
Location: Nasdaq
FMC Tower
2929 Walnut Street
Philadelphia, PA 19104
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
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Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
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Please make the request as instructed above on or before April 26, 2017 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
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VIEW MATERIALS & VOTE
Vote In Person: All stockholders may vote in person at the annual meeting. If you wish to attend the annual meeting, you will need to request an admission ticket in advance. Please check the meeting materials for further instructions.
Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Shareholder Meeting Registration: To vote and/or attend the meeting, go to “Register for Meeting” link at www.proxyvote.com.
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Voting Items
The Board of Directors recommends you vote
FOR each of the nominees listed in Proposal 1.
1. Election of 9 Directors
1a. Melissa M. Arnoldi
1b. Charlene T. Begley
1c. Steven D. Black
1d. Adena T. Friedman
1e. Glenn H. Hutchins
1f. Essa Kazim
1g. Thomas A. Kloet
1h. Michael R. Splinter
1i. Lars R. Wedenborn
The Board of Directors recommends you vote FOR Proposal 2.
2. Advisory vote to approve the company’s executive compensation
The Board of Directors recommends you vote
1 YEAR on Proposal 3.
3. Advisory vote on the frequency of future advisory votes on executive compensation
The Board of Directors recommends you vote FOR Proposal 4.
4. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017
The Board of Directors recommends you vote AGAINST Proposal 5.
5. A Stockholder Proposal Entitled “Right to Act by Written Consent”
NOTE: To transact such other business as may properly come before the annual meeting or any adjournment or postponement of the meeting.
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